UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2007
Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (585) 343-2216
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 26, 2007, Graham Corporation (the “Company”) issued a press release describing its results of operations and financial condition for its second quarter and six months ended September 30, 2007. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Graham Corporation’s (the “Company’s”) common stock is listed and traded on the American Stock Exchange (“AMEX”). As such, the Company is subject to the listing standards of the AMEX. The Securities and Exchange Commission has adopted amendments to those listing standards that require AMEX-listed securities to be eligible to participate in a “direct registration program” by January 1, 2008. A “direct registration program” permits a shareholder’s stock to be recorded and maintained on the books of the company or the company’s transfer agent without the issuance of a physical stock certificate. Shares in this form are commonly referred to as “uncertificated” shares.
     On October 25, 2007, the Company’s Board of Directors amended and restated the Company’s Bylaws in order to provide for uncertificated shares. Specifically, Articles 8 and 9 of the Company’s Bylaws were amended to permit the Company’s Board of Directors to provide by resolution that some or all of any class or series of Company stock may be uncertificated.
     The preceding description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, which are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 8.01. Other Events.
     On October 26, 2007, the Company issued a press release announcing (i) the payment of a cash dividend, and (ii) a stock split to be paid as a stock dividend. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Graham Corporation

99.1	Press Release dated October 26, 2007 of Graham Corporation regarding its results of operations and financial condition for its second quarter and six months ended September 30, 2007.

99.2	Press Release dated October 26, 2007 of Graham Corporation regarding (i) the payment of a cash dividend, and (ii) a stock split to be paid as a stock dividend.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation
Date: October 26, 2007	By:	J. Ronald Hansen
J. Ronald Hansen
Vice President — Finance & Administration and Chief Financial Officer